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                                                                    EXHIBIT 10.4

                                      ACME GROUP
                         FIRST AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank
Chicago, Illinois

NBD Bank, N.A.
Detroit, Michigan

Mercantile Bank of St. Louis National Association
St. Louis, Missouri

National City Bank
Cleveland, Ohio

General Electric Capital Corporation
Chicago, Illinois

Ladies and Gentlemen:

    Reference is hereby made to that certain Credit Agreement dated as of August 11, 1994 (the "CREDIT AGREEMENT") between the undersigned, Acme Steel Company, a Delaware corporation ("ACME STEEL"), Acme Packaging Corporation, a Delaware corporation ("ACME PACKAGING"), Alpha Tube Corporation, a Delaware corporation ("ALPHA TUBE"), and Universal Tool & Stamping Company, Inc., an Indiana corporation ("UNIVERSAL TOOL") (Acme Steel, Acme Packaging, Alpha Tube and Universal Tool are being hereinafter referred to collectively as the "BORROWERS" and individually as a "BORROWER") and you (the "LENDERS"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

    The Borrowers have requested that the Lenders make certain amendments to the financial reporting requirements contained in the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

1.  AMENDMENTS.

    Upon your acceptance hereof in the space provided for that purpose below, the Credit Agreement shall be and hereby is amended as follows:

         (a) Section 7.5(a)(ii) of the Credit Agreement shall be amended by inserting the phrase "(but within one hundred twenty (120) days after the end of the last such period in each fiscal year)" immediately after the word "Company" appearing in the second line thereof.

         (b) Section 7.5(b) of the Credit Agreement shall be amended by deleting the phrase "or (iv)" appearing in the first line thereof.

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2.  CONDITIONS PRECEDENT.

    The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         (a) The Borrowers and the Lenders shall have executed and delivered this Amendment.

         (b) The Lenders shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Lenders or their counsel may reasonably request.

         (c) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lenders and their counsel.

3.  REPRESENTATIONS.

    In order to induce the Lenders to execute and deliver this Amendment, the Borrowers hereby represent to the Lenders that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.6 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Borrowers are in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

4.  MISCELLANEOUS.

    (a) Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

    (b) The Borrowers agree to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

    (c) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by

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signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

    Dated as of this 21st day of May, 1995.

                             ACME STEEL COMPANY

                                       /s/ James W. Hoekwater
                             By
                                ------------------------------------------------
                                  Its   Treasurer
                                      ------------------------------------------

                             ACME PACKAGING CORPORATION

                                       /s/ James W. Hoekwater
                             By
                                ------------------------------------------------
                                  Its    Treasurer
                                      ------------------------------------------

                             ALPHA TUBE CORPORATION

                                       /s/ James W. Hoekwater
                             By
                                ------------------------------------------------
                                  Its    Treasurer
                                      ------------------------------------------

                             UNIVERSAL TOOL & STAMPING COMPANY, INC.

                                       /s/ James W. Hoekwater
                             By
                                ------------------------------------------------
                                  Its    Treasurer
                                      ------------------------------------------

                             ACME METALS INCORPORATED

                                       /s/ James W. Hoekwater
                             By
                                ------------------------------------------------
                                  Its    Treasurer
                                      ------------------------------------------
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    Accepted and agreed to as of the date and year last above written.

                             HARRIS TRUST AND SAVINGS BANK

                                       /s/ Richard H. Robb
                             By
                                ------------------------------------------------
                                  Its Vice President

                             NBD BANK, N.A.

                                       /s/ Timothy Monahan
                             By
                                ------------------------------------------------
                                  Its    Vice President
                                      ------------------------------------------

                             MERCANTILE BANK OF  ST.  LOUIS  NATIONAL
                                 ASSOCIATION

                                       /s/  David Bentzinger
                             By
                                ------------------------------------------------
                                  Its    Vice President
                                      ------------------------------------------

                             NATIONAL CITY BANK

                                       /s/ Frank F. Pagura, Jr.
                             By
                                ------------------------------------------------
                                  Its    Assistant Vice President
                                      ------------------------------------------

                             GENERAL ELECTRIC CAPITAL CORPORATION

                                       /s/ Shaun Pettit
                             By
                                ------------------------------------------------
                                  Its    Region Operations Manager
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